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                                                                   EXHIBIT 10.37


                     SECOND AMENDMENT AND RELEASE AGREEMENT


         THIS SECOND AMENDMENT AND RELEASE AGREEMENT (this "Agreement"), dated as of February 20, 2001, is entered into by and among AMERICAN MEDICAL SYSTEMS, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of March 24, 2000 (as previously amended prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         B. The Credit Parties have requested that the Lenders release the Warburg Guaranty.

         C. The Lenders have agreed to release the Warburg Guaranty on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1.       Amendments.

         (a) The definitions of "Applicable Percentage" and "Leverage Ratio" appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

                  "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(a), the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(b)(i) or the applicable rate of the Trade Letter of Credit Fee for any day for purposes of Section 3.5(b)(ii), the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Calculation Date:


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


============== ================ ====================================================================================================
                                                                         APPLICABLE PERCENTAGES
                                ----------------------------------------------------------------------------------------------------
                                     FOR REVOLVING LOANS
                                     AND TRANCHE A TERM           FOR TRANCHE B TERM
                                            LOANS                       LOANS
                                ---------------------------- -----------------------------
                                                                                                FOR          FOR TRADE        FOR
   PRICING         LEVERAGE         EURODOLLAR      BASE        EURODOLLAR        BASE        STANDBY        LETTER OF      UNUSED
    LEVEL           RATIO             LOANS         RATE          LOANS           RATE       LETTER OF      CREDIT FEE        FEE
                                                    LOANS                         LOANS     CREDIT FEE
-------------- ---------------- ----------------- ---------- ---------------- ------------ --------------  -------------  ----------

      I         > 3.0 to 1.0         3.00%          2.00%        0.875%           0%           3.00%           1.50%        0.25%
-------------- ---------------- ----------------- ---------- ---------------- ------------ --------------  -------------  ----------
                < 3.0 to 1.0
                -
     II         but > 2.5 to         2.50%          1.50%        0.875%           0%           2.50%           1.25%        0.25%
                     1.0
-------------- ---------------- ----------------- ---------- ---------------- ------------ -----------------------------------------
     III        < 2.5 to 1.0         2.00%          1.00%        0.875%           0%           2.00%           1.00%        0.25%
                -
============== ================ ================= ========== ================ ============ =========================================


         The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the Credit Parties are required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, that (i) the initial Applicable Percentages shall be based on Pricing Level I (as shown above) and shall remain at Pricing Level I until the Calculation Date for the fiscal quarter of the Consolidated Parties ending on September 30, 2000, on and after which time the Pricing Level shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date and (ii) if the Credit Parties fail to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans and Letters of Credit made or issued.

                  "Leverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the four fiscal quarter period ending on such date with respect to the Consolidated Parties on a consolidated basis, the ratio of (a) Funded Indebtedness of the Consolidated Parties on a consolidated basis on the last day of such period to (b) Consolidated EBITDA for such period.


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         (b)      Section 2.3(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) Repayment of Tranche A Term Loan. The principal amount of the Tranche A Term Loan shall be repaid in twenty-two (22) consecutive quarterly installments as follows unless accelerated sooner pursuant to
         Section 9.2:



================================ ==============================
                                         TRANCHE A TERM
          PRINCIPAL                      LOAN PRINCIPAL
         AMORTIZATION                     AMORTIZATION
        PAYMENT DATES                        PAYMENT
-------------------------------- ------------------------------
        March 31, 2001                   $1,508,203.28
-------------------------------- ------------------------------
        June 30, 2001,
      September 30, 2001,                  $1,508,200
     December 31, 2001 and
        March 31, 2002
-------------------------------- ------------------------------
        June 30, 2002,
      September 30, 2002,                  $1,885,200
     December 31, 2002 and
        March 31, 2003
-------------------------------- ------------------------------
        June 30, 2003,
      September 30, 2003,                  $2,262,300
     December 31, 2003 and
        March 31, 2004
-------------------------------- ------------------------------
        June 30, 2004,
      September 30, 2004,
      December 31, 2004
        March 31, 2005,
        June 30, 2005,                     $2,545,100
      September 30, 2005,
     December 31, 2005 and
         Maturity Date
================================ ==============================



         (c) (i) The clause "and in Section 10 of the Warburg Guaranty" appearing in Section 5.3(b) of the Credit Agreement is hereby deleted, (ii)
Section 9.1(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: "(j) [intentionally omitted];" (iii) Section 11.3(e) of the Credit Agreement is hereby amended by replacing the last clause thereof with "(F) [intentionally omitted].", (iv) Section 11.6(a)(ix) is hereby amended and restated in its entirety to read as follows: "(ix) [Intentionally Omitted];" and (v) Section 11.6(e) of the Credit Agreement is hereby amended by replacing clause (B) thereof with "(B) [intentionally omitted]".


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

        (d) Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows

                  (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties indicated below, shall be greater than or equal to the ratio indicated with respect to such date:


                           ======================================= =======================================
                                     FISCAL QUARTER END                   FIXED CHARGE COVERAGE RATIO
                           --------------------------------------- ---------------------------------------
                                    Closing Date through
                                     December 31, 2000                         1.00 to 1.00
                           --------------------------------------- ---------------------------------------
                               March 31, 2001 and each fiscal
                                   quarter-end thereafter                      1.25 to 1.00
                           ======================================= =======================================


         2. Release. The Lenders hereby release the WPEP Entities from their obligations under the Warburg Guaranty. In connection with such release of the Warburg Guaranty, the Lenders authorize the Agent to deliver to the WPEP Entities, at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Warburg Guaranty. This paragraph shall be for the benefit of and may be enforced by the WPEP Entities.

         3. Effective Date. This Agreement shall be and become effective as of the date hereof at such time as the Agent shall have received executed counterparts (including facsimile signatures) of this Agreement, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Lenders.

         4. Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         5. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this
Agreement: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (ii) the representations and warranties contained in
Section 6 of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

         6. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations


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thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement.

         7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         8. Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

         9. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                [Remainder of page is intentionally left blank.]


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                                                                   EXHIBIT 10.37

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                        AMERICAN MEDICAL SYSTEMS, INC.



                                 By:    /s/ Gregory J. Melsen
                                 Name:  Gregory J. Melsen
                                      -------------------------------
                                 Title: Vice President-Finance, Treasurer
                                       ----------------------------------
                                       and Chief Financial Officer
                                       ----------------------------



GUARANTORS:                      AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.



                                 By:    /s/ Gregory J. Melsen
                                 Name:  Gregory J. Melsen
                                      -------------------------------
                                 Title: Vice President-Finance, Treasurer
                                       ----------------------------------
                                       and Chief Financial Officer
                                       -------------------------------

                                 AMERICAN MEDICAL SYSTEMS
                                 INTERNATIONAL, INC. FORMERLY INFLUENCE, INC.)



                                 By:    /s/ Gregory J. Melsen
                                 Name:  Gregory J. Melsen
                                      -------------------------------
                                 Title: Vice President-Finance, Treasurer
                                       ----------------------------------
                                       and Chief Financial Officer
                                       -------------------------------



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LENDERS:                                    BANK OF AMERICA, N. A.,
                                            individually in its capacity as a
                                            Lender and in its capacity as Agent

                                            By:    /s/ Kip Davis
                                            Name:  Kipling E. Davis
                                            Title: Vice President


                                            BANKERS TRUST COMPANY


                                            By:    /s/ Scottye D. Lindsey
                                            Name:  Scottye D. Lindsey
                                            Title: Vice President



                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:    /s/ Mark R. Olmon
                                            Name:  Mark R. Olmon
                                            Title: Senior Vice President



                                            FLEET NATIONAL BANK

                                            By:    /s/ Garth J. Collin
                                            Name:  Garth J. Collin
                                            Title: Senior Vice President


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